UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2010

ITC Holdings Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-32576	32-0058047
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

27175 Energy Way, Novi, Michigan		48377
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-946-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On November 2, 2010, Cameron Bready, the senior vice president, treasurer and chief financial officer of ITC Holdings Corp. (the "Company"), will deliver a presentation at the 45th Annual Edison Electric Institute (EEI) Financial Conference, scheduled to begin at 2:15 p.m. EDT. During the presentation, the Company will reaffirm its 2010 earnings per share guidance of $2.75 to $2.80 per share and 2010 capital expenditure guidance of $420 to $460 million, as well as its 2011 earnings per share guidance of $3.20 to $3.30 per share and 2011 capital expenditure guidance of $560 to $640 million, as most recently stated in a Form 8-K the Company filed with the Securities and Exchange Commission on October 28, 2010. A live audio webcast of the presentation along with a copy of the presentation materials will be available on the Company’s website at http://investor.itc-holdings.com/events.cfm, although the Company reserves the right to discontinue that availability at any time.

The information contained in this Item 7.01 is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the information by reference. By including this Item 7.01 disclosure in the filing of this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report.

Cautionary Language Concerning Forward-Looking Statements

This document contains certain statements that describe our management’s beliefs concerning future business conditions and prospects, growth opportunities and the outlook for our business, including our business and the electricity transmission industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, we have identified these forward-looking statements by words such as “anticipates”, “believes”, “intends”, “estimates”, “expects”, “projects” and similar phrases. These forward-looking statements are based upon assumptions our management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause our actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, the risks and uncertainties disclosed in our annual report on Form 10-K and our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission from time to time.

Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions we might make or by known or unknown risks and uncertainties. Many factors mentioned in this document and in our annual and quarterly reports will be important in determining future results. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, we undertake no obligation to publicly update any of our forward-looking or other statements, whether as a result of new information, future events, or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC Holdings Corp.

November 2, 2010	By:	Daniel J. Oginsky

Name: Daniel J. Oginsky
Title: Senior Vice President and General Counsel